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                                                                     EXHIBIT 4.5

                                     BYLAWS
                                       OF
                              BRE MARYLAND, INC.,

                             A MARYLAND CORPORATION

                        As Adopted on             , 1996

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                               TABLE OF CONTENTS

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                                                                                                                PAGE
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
ARTICLE I -- DEFINITIONS...................................................................................           1

   1.1     Definitions.....................................................................................           1

ARTICLE II -- OFFICES......................................................................................           1

   2.1     Principal Office in Maryland....................................................................           1
   2.2     Principal Office................................................................................           1

ARTICLE III -- MEETINGS OF STOCKHOLDERS....................................................................           1

   3.1     Place of Meetings...............................................................................           1
   3.2     Annual Meetings.................................................................................           1
   3.3     Special Meetings................................................................................           2
   3.4     Notice..........................................................................................           2
   3.5     Record Date.....................................................................................           2
   3.6     Notice to Stockholders..........................................................................           3
   3.7     Waiver of Notice................................................................................           3
   3.8     Action Without Meeting..........................................................................           3
   3.9     Quorum..........................................................................................           3
   3.10    Voting..........................................................................................           3
   3.11    Proxies.........................................................................................           3
   3.12    Adjourned Meeting...............................................................................           3
   3.13    List of Stockholders............................................................................           4
   3.14    Inspectors of Election..........................................................................           4

ARTICLE IV -- BOARD OF DIRECTORS...........................................................................           4

   4.1     Powers..........................................................................................           4
   4.2     Number of Directors.............................................................................           4
   4.3     Qualification of Directors......................................................................           5
   4.4     Election and Term of Office of Directors........................................................           5
   4.5     Removal.........................................................................................           5
   4.6     Resignations....................................................................................           5
   4.7     Vacancies.......................................................................................           5
   4.8     Place of Meetings...............................................................................           5
   4.9     Organization Meetings...........................................................................           5
   4.10    Regular Meetings................................................................................           5
   4.11    Special Meetings................................................................................           5
   4.12    Notice..........................................................................................           5
   4.13    Quorum..........................................................................................           6
   4.14    Adjourned Meetings..............................................................................           6
   4.15    Meetings Held Other Than in Person..............................................................           6
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
   4.16    Waiver of Notice................................................................................           6
   4.17    Action Without Meeting..........................................................................           6
   4.18    Compensation of Directors.......................................................................           6
   4.19    Interested Directors............................................................................           7
   4.20    Executive Committee.............................................................................           7
   4.21    Audit Committee.................................................................................           7
   4.22    Other Committees' Limitations on Powers.........................................................           7

ARTICLE V -- OFFICERS......................................................................................           8

   5.1     Officers........................................................................................           8
   5.2     Removal and Resignation of Officers.............................................................           8
   5.3     Vacancies in Offices............................................................................           8
   5.4     Chairman........................................................................................           8
   5.5     Vice Chairman...................................................................................           8
   5.6     President.......................................................................................           8
   5.7     Secretary.......................................................................................           8
   5.8     Assistant Secretaries...........................................................................           8
   5.9     Treasurer.......................................................................................           9
   5.10    Assistant Treasurers............................................................................           9

ARTICLE VI -- INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER AGENTS......................................           9

   6.1     Agents..........................................................................................           9
   6.2     Action, Etc. Other Than By or in the Right of the Corporation...................................           9
   6.3     Action, Etc. By or in the Right of the Corporation..............................................           9
   6.4     Advances of Expenses............................................................................          10
   6.5     Determination of Right to Indemnification or Advances; Procedure................................          10
   6.6     Other Rights and Remedies.......................................................................          10
   6.7     Contract Right..................................................................................          11
   6.8     Insurance.......................................................................................          11
   6.9     Constituent Corporations........................................................................          11
   6.10    Employee Benefit Plan...........................................................................          11
   6.11    Severability; Statutory Indemnification.........................................................          11

ARTICLE VII -- RECORDS AND REPORTS.........................................................................          11

   7.1     Maintenance and Inspection of Corporate Records.................................................          11
   7.2     Inspection of Share Register....................................................................          11
   7.3     Scope of Right to Inspect.......................................................................          12
   7.4     Reports to Stockholders.........................................................................          12

ARTICLE VIII...............................................................................................          12

   8.1     Stock Certificates..............................................................................          12
   8.2     Share Register..................................................................................          12
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
   8.3     Transfer of Shares..............................................................................          13
   8.4     Transfer Restrictions...........................................................................          13
   8.5     Lost Certificates...............................................................................          13
   8.6     Transfer Agent, Dividend Disbursing Agent and Registrar.........................................          13

ARTICLE IX -- GENERAL CORPORATE MATTERS....................................................................          14

   9.1     Tax Status......................................................................................          14
   9.2     Reliance........................................................................................          14
   9.3     Checks, Drafts, Evidences of Indebtedness.......................................................          14
   9.4     Corporate Contracts and Instruments; How Executed...............................................          14
   9.5     Representation of Shareholdings.................................................................          14
   9.6     Construction and Definitions....................................................................          14
   9.7     Seal............................................................................................          14

ARTICLE X -- AMENDMENTS....................................................................................          14

  10.1     Amendments......................................................................................          14

                                     BYLAWS
                                       OF
                               BRE MARYLAND, INC.
                                   ARTICLE I
                                  DEFINITIONS

    SECTION  1.1.   DEFINITIONS.   For purposes  of these  Bylaws, the following
terms when capitalized shall have the meanings set forth below:

        (a)  ADVISOR.   "Advisor" shall mean any  Person appointed, employed  or
    contracted with by the Board of Directors under the provisions of Article VII hereof.

        (b) AFFILIATE. "Affiliate" shall mean, as to any Person, any other Person who owns beneficially, directly or indirectly, one percent (1%) or more of the outstanding capital stock, shares or equity interests of such Person or of any other Person which controls, is controlled by or is under common control with, such Person or is an officer, retired officer, director, employee, partner or trustee of such Person or of any other Person which controls, is controlled by or is under common control with, such Person.

        (c) ARTICLES OF INCORPORATION. "Articles of Incorporation" shall mean the Articles of Incorporation of the Corporation, as from time to time amended.

        (d) PERSON. "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other entities and governments and agencies and political subdivisions thereof.

        (e)    REIT.   "REIT"  shall  mean  a real  estate  investment  trust as
    described in the REIT Provisions of the Internal Revenue Code.

        (f) REIT PROVISIONS OF THE INTERNAL REVENUE CODE. "REIT Provisions of the Internal Revenue Code" shall mean Part II, Subchapter M of Chapter 1, of the Internal Revenue Code of 1986, as now enacted or hereafter amended, or successor statutes, and regulations and rulings promulgated thereunder.

                                   ARTICLE II
                                    OFFICES

    Section 2.1. PRINCIPAL OFFICE IN MARYLAND. The principal office of BRE Maryland, Inc. (hereinafter called the "Corporation") in the State of Maryland
shall be at                               in the city of Baltimore, and the name
and address of the registered agent at that address shall be              .  The
Board of Directors may, from time to time, designate a new agent and/or change the location of the registered office to any place within the State of Maryland.

    Section 2.2. PRINCIPAL OFFICE. The principal office of the Corporation shall be in the City and County of San Francisco, California. The Board of Directors may, from time to time, change such location and maintain other offices or places of business.

                                  ARTICLE III
                            MEETINGS OF STOCKHOLDERS

    Section 3.1. PLACE OF MEETINGS. Meetings of the stockholders of the Corporation shall be held at a location selected by the Board of Directors in the city where the principal office of the Corporation is located or at such other location as is designated by the Board of Directors.

    Section 3.2.  ANNUAL MEETINGS.   The annual meeting of the stockholders  for
the election of directors and for the transaction of any other proper business shall be held after delivery of the annual

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report required by Section 7.4  and within six (6) months  after the end of  the last full fiscal or calendar year consisting of twelve months or the equivalent number of accounting periods, on such date and at such time as are set by the Board of Directors and stated in the notice of the meeting. Such annual report shall be submitted at the meeting and placed on file at the principal office no later than twenty (20) days following the meeting.

    Section 3.3. SPECIAL MEETINGS. The Chairman, President or Board of Directors may call special meetings of the stockholders. Special meetings of stockholders shall also be called by the Secretary of the Corporation upon the written request of the holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation by such stockholders of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. Unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months.

    Section 3.4. NOTICE. Not less than ten (10) nor more than ninety (90) days before each meeting of the stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid. The notice shall also designate the place where the stockholders list required by
Section 3.13 is available for examination, unless the list is kept at the place where the meeting is to be held. The notice shall be given in the manner prescribed by Section 3.6.

    Section 3.5. RECORD DATE. For purposes of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may (i) fix, in advance, a record date which shall not be more than ninety (90) days prior to the date of any such meeting or the taking of such other actions; or (ii) direct that the stock transfer books be closed for a period not to exceed twenty (20) days. A record date may not precede the date on which the record date is fixed. In the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten (10) days before the meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    If the Board of Directors does not so fix a record date or close the stock transfer books; then:

        (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of (i) at the close of business on the day on which notice is mailed or (ii) at the close of business on the thirtieth (30) day next preceding the day on which the meeting is held.

        (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto provided that the payment or allotment may not be made more than sixty (60) days after the date on which such resolution was adopted.

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
    Section 3.6. NOTICE TO STOCKHOLDERS. Any notice of meeting or other notice, communication or report to any stockholder shall be deemed duly delivered to such stockholder when such notice, communication or report is delivered in person to such stockholder, left at his residence or usual place of business, or deposited, with postage thereon prepaid, in the United States mail, addressed to such stockholder at such stockholder's address as it appears on the share register or theretofore given by the stockholder to the Corporation for purpose of notice.

    Section 3.7. WAIVER OF NOTICE. The transactions of any meeting of the stockholders, either annual, special or adjourned, however called or noticed, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each stockholder entitled to vote and not present in person or by proxy signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

    Section 3.8. ACTION WITHOUT MEETING. Any action which is required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if (i) an unanimous written consent, setting forth the action so taken, is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent is signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. All such consents and waivers shall be filed with the Secretary of the Corporation and shall be maintained with the records of the stockholders meetings.

    Section 3.9. QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from day to day or from time to time to a date not more than 120 days after the original record date.

    Section 3.10. VOTING. A stockholder may vote in person or by proxy. Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, the affirmative vote of a majority of shares entitled to vote on the subject matter and present in person or represented by proxy at a meeting at which a quorum is present shall be the act of the stockholders.

    Section 3.11. PROXIES. The appointment of a proxy or proxies shall be made by an instrument in writing executed by the stockholder or his duly authorized agent and filed with the Secretary of the Corporation. The Board of Directors may solicit such proxies from all of the stockholders or any of them with respect to any matter requiring or permitting the stockholders' vote or consent. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise expressly provided in the proxy. At a meeting of the stockholders, all questions concerning the qualifications of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the Secretary of the Corporation unless inspectors of election are appointed pursuant to Section 3.14, in which event such inspectors shall pass upon all questions and shall have all other duties specified therein.

    Section 3.12. ADJOURNED MEETINGS. Any meeting of the stockholders, whether or not a quorum is present, may be adjourned from day to day or from time to time by the vote of the holders of a majority of the shares represented at the meeting. Unless the Board of Directors, after the adjournment, shall fix a new record date for an adjourned meeting or unless the adjournment is for more than 120 days, notice of an adjourned meeting need not be given if the place, date and time to which the

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
meeting shall be adjourned is announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting as originally notified.

    Section 3.13. LIST OF STOCKHOLDERS. The Secretary or other officer who has charge of the share register of the Corporation shall prepare and make available, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    Section 3.14. INSPECTORS OF ELECTION. Before any meeting of stockholders, the Board of Directors may appoint inspectors of election during the meeting or any adjournment thereof. If no inspectors of election are appointed, the Chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall either be one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one
(1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors before the meeting, or by the Chairman at the meeting.

    The duties of these inspectors shall be as follows:

        (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

        (b) Receive votes, ballots, or consents;

        (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

        (d) Count and tabulate all votes or consents;

        (e) Determine the election results; and

        (f) Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

    If there are three (3) inspectors of election, the decision, act or certificate of a majority of the inspectors shall be effective in all respects as the decision, act or certificate of all. On request of the Chairman of the meeting or of a stockholder or his proxy, the inspectors shall make a report in writing of any challenge or question or matter determined by them and execute a certificate of any facts found by them.

                                   ARTICLE IV
                               BOARD OF DIRECTORS

    Section 4.1. POWERS. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

    Section 4.2. NUMBER OF DIRECTORS. The Board of Directors shall consist of not less than three (3) and not more than fifteen (15) members. Within these limits, the authorized number of directors

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
may be reduced or increased from time to time by resolution of the Board of Directors or by amendment of this Section by the stockholders, but no such decrease may shorten the term of an incumbent director. Until such action is taken, the authorized number of directors shall be six (6).

    Section 4.3. QUALIFICATION OF DIRECTORS. A director shall be an individual at least twenty-one (21) years of age who is not under legal disability. No person shall be eligible for election, re-election or appointment as a director after having obtained the age of seventy (70) years. Directors need not be stockholders.

    Section 4.4. ELECTION AND TERM OF OFFICE OF DIRECTORS. To the extent provided in the Articles of Incorporation, directors shall be elected by the stockholders at each annual meeting following the end of a full calendar or fiscal year consisting of twelve months or the equivalent number of accounting periods. Subject to Sections 4.5 and 4.6, each director, including a director elected or approved to fill a vacancy, shall hold office until a successor has been elected and qualified. If directors are not elected at an annual meeting or if such meeting is not held, the directors may be elected at a special meeting. Directors may be reelected.

    Section  4.5.   REMOVAL.    A director  may be  removed  as provided  in the
Articles of Incorporation.

    Section 4.6. RESIGNATIONS. Any director may resign by giving written notice to the Board of Directors. A notice of resignation shall be effective on the date given unless a later time is specified in the notice, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the Corporation shall not be necessary to make it effective. A director shall be deemed to have resigned if
(i) such director is adjudicated insane or incompetent, (ii) an order for relief or similar provision for the benefit of creditors is entered against such director under any federal or state bankruptcy or insolvency laws, or (iii) a receiver, guardian, or conservator is appointed for such director or such director's affairs. The effective date of the resignation of a director deemed to have resigned pursuant to this Section shall be as of the date of such adjudication, order, or appointment.

    Section  4.7.   VACANCIES.   Any vacancy  in the  Board of  Directors may be
filled as provided in the Articles of Incorporation.

    Section 4.8.  PLACE OF MEETINGS.   Meetings of the Board of Directors  shall
be held at the principal office of the Corporation or at such place as is designated by the Board of Directors. Whenever a place other than the principal office is fixed as the place at which meetings are to be held, written notice thereof shall be sent not later than the third business day following such designation to all directors who did not participate in the decision so designating such place.

    Section 4.9. ORGANIZATION MEETINGS. Immediately following each annual meeting of stockholders, a regular meeting of the Board of Directors shall be held for the purpose of organizing, electing any officers, and transacting other business. Notice of such meetings need not be given.

    Section 4.10. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held on such dates and at such places and times as the Board of Directors determines. Notice of such regular meetings need not be given. If any day designated for a meeting is a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day that is not a legal holiday.

    Section 4.11. SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman or the President (if the President is a member of the Board of Directors) and the Chairman shall call a special meeting at any time upon the written request of two (2) directors.

    Section 4.12. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, facsimile transmission, United States mail or courier to each director at his business or residence address. Notice by personal delivery, by telephone or a facsimile transmission shall be given at least two (2) days prior to the meeting. Notice by mail shall be given at least five (5)

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
days prior to the meeting and shall be deemed to be given when deposited prepaid. Telephone notice shall be deemed to be given when the director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Neither the business to be transacted, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

    Section 4.13. QUORUM. At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Common or interested directors may be counted in determining the existence of a quorum. The directors at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough directors to leave less than a quorum.

    Section 4.14. ADJOURNED MEETINGS. Any meetings of the Board of Directors, whether or not a quorum is present, may be adjourned from day to day and from time to time by the vote of a majority of the directors present, without notice of the place, date and time of the adjourned meeting other than announcement thereof at the meeting.

    Section 4.15. MEETINGS HELD OTHER THAN IN PERSON. Members of the Board of Directors or any committee may participate in a meeting of the Board of Directors or committee by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

    Section 4.16. WAIVER OF NOTICE. The transactions of a special meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

    Section 4.17. ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

    Section 4.18. COMPENSATION OF DIRECTORS. The Directors shall be entitled to receive such reasonable compensation for their services as directors and/or as members of committees of the Board of Directors as the Board of Directors determines from time to time. The directors may be paid their expenses, if any, for attendance at each meeting of the Board of Directors or a committee of directors, and each director may be paid a fixed sum for attendance at each meeting and/or a fixed salary, as determined from time to time by the Board of Directors. The directors, either directly or indirectly, shall also be entitled to receive remuneration for services rendered to the Corporation in any other capacity. Such services may include, without limitation, services as an officer of the Corporation, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a director or any person affiliated with a director.

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
    Section 4.19. INTERESTED DIRECTORS. The Corporation shall not enter into a contract or transaction with any director or officer, or with any Person in which any officer or director holds a material financial interest or serves as an officer or director, unless:

        (a) The fact of such director's or officer's relationship or interest is disclosed or known to the Board of Directors or the committee thereof approving such contract or transaction, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (b) The material fact of such director's or officer's relationship or interest is disclosed or known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the holders of a majority of the outstanding shares entitled to vote thereon other than shares held by the interested director or such other Person; or

        (c)  The  contract  or  transaction  is  fair  and  reasonable  to   the
    Corporation.

    Section 4.20. EXECUTIVE COMMITTEE. The Board of Directors may appoint an Executive Committee of three (3) or more directors to whom they may delegate any of the powers and authorities of the Board of Directors, subject to the limitations set forth in Section 4.22 below. The Board of Directors may prescribe the procedures of the Executive Committee, change the membership thereof and appoint one or more directors to act as alternate members to replace absent or disqualified members. The Chairman shall be a member of the Executive Committee.

    Section 4.21. AUDIT COMMITTEE. The Board of Directors may appoint an Audit Committee of two (2) or more directors and may establish its procedures and determine duties. The Audit Committee shall recommend to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Corporation's books and records; review with such accounting firm the scope and results of the annual audit; review the performance by such independent accountants of professional services in addition to those which are related to the audit; consult with independent auditors with regard to the adequacy of the Corporation's system of internal controls; and to perform any other services requested by the Board of Directors in connection with audit policies and procedures.

    Section 4.22. OTHER COMMITTEES' LIMITATIONS ON POWERS. The Board of Directors may appoint such other committees of directors, with each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors or the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except that no committee, including any committee described in Section 4.20 or Section 4.21 above, shall have the power to (i) declare dividends or distributions on stock; (ii) recommend to the stockholders any action which requires stockholder approval;
(iii) approve any merger or share exchange which does not require stockholder approval; or (iv) authorize the issuance of any shares of stock, provided that if the Board of Directors has given general authorization for the issuance of stock, a committee of the board, in accordance with a general formula or method specified by the board by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors in Section 2-203 and 2-208 of the General Corporation Law of Maryland.

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
                                   ARTICLE V
                                    OFFICERS

    Section 5.1. OFFICERS. The officers of the Corporation shall be a Chairman, Vice Chairman, President, Secretary and a Treasurer. The Board of Directors may appoint or may empower the Chairman to appoint such other officers as the business of the Corporation may require. The terms, compensation and duties of all officers of the Corporation shall be determined by these Bylaws or by the Board of Directors. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of any officer under any employment contract.

    Section 5.2. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors if it finds that it is in the best interest of the Corporation to do so, at any regular or special meeting thereof, or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

    Any officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

    Section 5.3. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner described in these Bylaws for regular appointments to such office.

    Section 5.4. CHAIRMAN. The Chairman shall preside at all meetings of the stockholders and the Board of Directors and shall exercise and perform such other powers and duties as may from time to time be assigned to the Chairman by the Board of Directors or prescribed by these Bylaws. Unless otherwise provided by the Board of Directors, the Chairman shall also be the chief executive officer of the Corporation.

    Section 5.5. VICE CHAIRMAN. In the absence or disability of the Chairman, the Vice Chairman shall perform all of the duties of the Chairman, and when so acting shall have all of the powers of, and be subject to all of the restrictions upon, the Chairman. The Vice Chairman shall have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

    Section 5.6. PRESIDENT. The President shall have such powers and perform such duties as the Board of Directors may from time to time prescribe.

    Section 5.7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all proceedings of such meetings in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary shall have such other powers and perform such other duties as the Board of Directors or the Chairman may from time to time prescribe.

    The Secretary shall have custody of the seal of the Corporation and the Secretary or an Assistant Secretary shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature.

    Section 5.8. ASSISTANT SECRETARIES. In the absence of the Secretary or in the event of the Secretary's inability or refusal to act, any Assistant
Secretary may perform the duties and exercise the powers of the Secretary and shall have such other powers and perform such other duties as the Board of Directors or the Chairman may from time to time prescribe.

    Section 5.9. TREASURER. The Treasurer shall be the chief accounting and financial officer of the Corporation. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements and books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall also disburse the funds of the Corporation as may be ordered by the Board of Directors, and shall render to the Chairman and the Board of Directors, at their regular meetings, or when the Board of Directors so require, an account of all of the Treasurer's transactions and of the financial condition of the Corporation. The Treasurer shall have such other powers and perform such other duties as the Board of Directors or the Chairman may from time to time prescribe.

    Section 5.10. ASSISTANT TREASURERS. In the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, any Assistant
Treasurer may perform the duties and exercise the powers of the Treasurer and shall have such other powers and perform such other duties as the Board of Directors or the Chairman may from time to time prescribe.

                                   ARTICLE VI
            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER AGENTS

    Section 6.1. AGENTS. For purposes of this Article, "Agent" means (i) any person who is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, trustee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including employee benefit plans, and (ii) any other employee or agent of this Corporation (or of any such other corporation, partnership, joint venture, trust or other enterprise) to whom the Board of Directors, in its sole discretion, elects to extend, in whole or in part, the benefits of this Article.

    Section 6.2. ACTION, ETC. OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation (other than a judicial action or suit brought by or in the right of the Corporation), by reason of the fact that he or she is or was an Agent, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by the Agent in connection with such action, suit, proceeding or investigation, or any appeal therein, unless it is established by adjudication that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (A) was committed in bad faith; or (B) was the result of active and deliberate dishonesty; or (ii) the Agent actually received an improper personal benefit in money, property or services; or (iii) with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or its equivalent, shall not, of itself, create a presumption that the Agent did not meet the standard of conduct set forth above in this paragraph. Notwithstanding the foregoing, indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to have failed to meet the foregoing standard of conduct but only if and to the extent that a court of appropriate jurisdiction shall determine upon application that, despite such adjudication but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for any such expenses, liability or loss which the court shall deem proper, PROVIDED, HOWEVER, that no indemnification for any liability or loss (other than expenses) shall in any event be made to the extent that such person has been adjudged to have actually received an improper personal benefit.

    Section 6.3. ACTION, ETC. BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in

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
its favor by reason of the fact that such person is or was an Agent, against expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by such person in connection with the defense, settlement or appeal of such action or suit, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a court of appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

    Section 6.4. ADVANCES OF EXPENSES. All costs, charges and expenses (including attorneys' fees) incurred by an Agent in defense of any action, suit, proceeding or investigation of the nature referred to in Sections 6.2 or 6.3 or any appeal therefrom shall be paid or reimbursed by the Corporation in advance of the final disposition of such matter upon receipt by the Corporation of (i) a written affirmation by the Agent of his or her good faith belief that the standard of conduct necessary for indemnification has been satisfied; and (ii) an undertaking by or on behalf of such Agent to reimburse the Corporation for such payment in the event that it is ultimately determined that such person is not entitled to indemnification under this Article VI or otherwise.

    Section 6.5. DETERMINATION OF RIGHT TO INDEMNIFICATION OR ADVANCES; PROCEDURE. Unless otherwise ordered by a court, any indemnification under Sections 6.2 or 6.3, or advance under Section 6.4, shall be made promptly and in any event within ninety (90) days following written application by the Agent, unless with respect to an application for indemnification under Sections 6.2 or
6.3 a determination that such Agent did not meet the applicable standard of conduct set forth in Sections 6.2 and 6.3 is reasonably made within the ninety
(90) day period, either (i) by the Board of Directors acting by a majority vote of a quorum consisting of Directors who are not parties to such action, suit or proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the Board of Directors or a committee of the board by vote as set forth in clause
(i), or if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders provided that shares held by directors who are parties to the proceeding may not be voted. Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in clause (ii) of this section for selection of such counsel. The right to indemnification or advances as granted by this Article shall be enforceable by the Agent in any court of competent jurisdiction if the Board of Directors or independent legal counsel improperly denies the claim, in whole or in part, or if no disposition of such claim is made within ninety (90) days. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any action, suit, proceeding or investigation in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the Agent has not met the standards of conduct which would require the Corporation to indemnify the amount claimed, but the burden of proving such defense shall be on the Corporation. The Agent's costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

    Section 6.6. OTHER RIGHTS AND REMEDIES. The rights to indemnification and advancement of expenses provided by any provision of this Article shall not be deemed exclusive of, and shall not affect, any other rights to which an Agent seeking indemnification or advancement of expenses may be entitled under any provision of any law, certificate of incorporation, bylaw, agreement, contract or by any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while serving as an Agent, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such Agent.

    Section 6.7. CONTRACT RIGHT. All rights to indemnification and advancement of expenses under this Article VI shall be deemed to be provided by a contract between the Corporation and the Agent who serves as such at any time while these Bylaws and other relevant provisions of the General Corporation Law of Maryland and other applicable law, if any, are in effect. Any repeal, amendment or modification thereof shall not affect any rights or obligations then existing.

    Section 6.8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any Agent against any liability asserted against or incurred by that Agent in any capacity or arising out of the Agent's status as such, whether or not the Corporation would have the power to indemnify the Agent against such liability under the provisions of this Article. The Corporation may create a trust fund, grant a security interest or use other means, including, without limitation, a letter of credit or surety bond, to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

    Section 6.9. CONSTITUENT CORPORATIONS. For purposes of this Article, references to "the Corporation" include all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was an Agent of the constituent corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as the Agent would if he or she had served the resulting or surviving corporation in the same capacity.

    Section 6.10. EMPLOYEE BENEFIT PLAN. The Corporation shall be deemed to have requested an Agent to serve an employee benefit plan where the performance of the Agent's duties to the Corporation also imposes duties on, or otherwise involves services by, the Agent to the plan or participants or beneficiaries of the plan. Action taken or omitted by the Agent with respect to an employee benefit plan in the performance of the Agent's duties for a purpose reasonably believed by the Agent to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

    Section 6.11. SEVERABILITY; STATUTORY INDEMNIFICATION. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent as to all expenses (including attorneys' fees), liability and loss reasonably incurred by such Agent in connection with any action, suit, proceeding or investigation referred to in Sections 6.2 or 6.3 to the fullest extent permitted by any portion of this Article that shall not have been invalidated, or by any other applicable law. Notwithstanding any other provision of this Article but subject to the provisions of Section 6.7 regarding contract rights, the Corporation shall indemnify any Agent and advance expenses incurred by such Agent in any action, suit or proceeding of the nature referred to in Sections 6.2 or 6.3 to the fullest extent permitted by the General Corporation Law of Maryland, as the same may be amended from time to time.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    Section 7.1. MAINTENANCE AND INSPECTION OF CORPORATE RECORDS. The annual reports, these bylaws, the minutes of proceedings of the stockholders and any copies of any voting trust agreements on file at the principal office of the Corporation shall be open to inspection at the principal office by any stockholder or holder of a voting trust certificate during normal business hours.

    Section 7.2. RIGHT OF INSPECTION -- SHAREHOLDERS OF 5 PERCENT OF STOCK. One or more persons who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5 percent of the outstanding stock of any class of the Corporation may (i) in

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
person or by agent, on written request, inspect and copy during usual business hours the corporation's books of account; (ii) present to any officer or agent of the Corporation a written request for a statement of its affairs and a list of its stockholders. Within 20 days after such request for information is made, the Corporation shall prepare and have available on file at its principal office; (iii) in the case of a request for a statement of affairs, a statement verified under oath by the Chairman, Vice Chairman, President or Treasurer which sets forth in reasonable detail the corporation's assets and liabilities as of a reasonably current date; and (iv) in the case of a request for a list of stockholders, a list verified under oath by one of its officers or its stock transfer agent or registrar which sets forth the name and address of each stockholder and the number of shares of each class which the stockholder holds.

    Section 7.3. SCOPE OF RIGHT TO INSPECT. The right of inspection created by this Article shall extend to the records of each subsidiary of the Corporation. Any inspection authorized by this Article may be made in person by the stockholder or holder of a voting trust certificate or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

    Section 7.4. REPORTS TO STOCKHOLDERS. The Board of Directors shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the Board of Directors. The annual report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position of such fiscal year, accompanied by a report thereon of an independent certified accountant. A manually signed copy of the accountant's report shall be filed with the Board of Directors.

    At least quarterly the Board of Directors shall send interim reports to the stockholders, having such form and content as the Board of Directors deems proper.

                                  ARTICLE VIII
                             STOCK AND CERTIFICATES

    Section 8.1. STOCK CERTIFICATES. Every holder of stock of the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or the Vice-Chairman and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Where a certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, the signatures of the officers of the Corporation or the transfer agent or registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar was holding such position at the date of issue.

    Except as otherwise provided by law or these Bylaws, certificates shall be issued, listed and transferred in accordance with procedures established by the Board of Directors. Stock certificates shall contain such legends or other statements as the Board of Directors determine may be necessary or desirable to carry out any agreement or the provisions of the Articles of Incorporation or
Section 8.3, or to conform with the REIT Provisions of the Internal Revenue Code or any other law or regulation.

    Section 8.2. SHARE REGISTER. A share register shall be kept by or on behalf of and under the direction of the Board of Directors containing the names and addresses of the stockholders, the number of shares held by them respectively, the numbers of the certificates representing the shares, and a record of all transfers of shares. The Persons in whose name certificates are registered on the records of the Corporation shall be deemed the absolute owners of the shares represented thereby, but nothing herein shall be deemed to preclude the Board of Directors or officers, or their agents or representatives, from inquiring as to the actual ownership of shares. The receipt of dividends or

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distributions by  the Person  in whose  name any  shares are  registered on  the records of the Corporation or of the duly authorized agent of such Person, or if such shares are so registered in the names of more than one Person, the receipt of any one of such Persons, or of the duly authorized agent of such Person, shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof.

    Section 8.3. TRANSFER OF SHARES. Until a transfer is duly effected on the records of the Corporation, the Board of Directors shall not be affected by any notice of such transfer, either actual or constructive. Shares shall be transferable on the records of the Corporation only by the record holder thereof or by such holder's agent thereunto duly authorized in writing upon delivery to the Board of Directors or a transfer agent of the certificate or certificates properly endorsed or accompanied by duly executed instruments of transfer. Such delivery of certificates shall be accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Board of Directors or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Corporation and a new certificate for the shares so transferred shall be issued to the transferee. In case of a transfer of only a part of the shares represented by any certificate, a new certificate for the balance shall be issued to the transferor.

    Any Person becoming entitled to any shares in consequence of the death of a stockholder or otherwise by operation of law shall be recorded as the holder of such shares and shall receive a new certificate therefor but only upon delivery to the Board of Directors or a transfer agent of instruments and other evidence required by the Board of Directors or the transfer agent to demonstrate such entitlement, the existing certificate for such shares and any necessary releases from applicable governmental authorities.

    Nothing herein shall impose upon the Board of Directors or a transfer agent a duty or limit their rights to inquire into adverse claims.

    Section 8.4. TRANSFER RESTRICTIONS. The Board of Directors may require a statement or affidavit from each stockholder or proposed transferee of shares setting forth the number of shares already owned by such stockholder or transferee, or any related Person, in the form prescribed by the Board of Directors if the Board of Directors determines that such action is reasonably necessary to protect the Corporation's tax status as a REIT. If, in the opinion of the Board of Directors, which shall be conclusive upon any proposed transferor or proposed transferee of shares, any proposed transfers would jeopardize the status of the Corporation as a REIT under the REIT Provisions of the Internal Revenue Code, the Board of Directors may refuse to permit such transfer. Any attempted transfer that the Board of Directors has refused to permit shall be void and of no effect as to transfer any legal or beneficial interest in the shares. All contracts for the sale or for the transfer of shares shall be subject to this provision.

    Section 8.5. LOST CERTIFICATES. Except as provided in this Section, no new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Board of Directors may, in case any share certificate is lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, upon such terms and conditions as the Board of Directors, in its sole discretion, may require, including provision for indemnification of the Corporation and/or a bond sufficient to protect the Corporation from any claim or liability on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

    Section 8.6. TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR. The Board of Directors shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Corporation to keep records, to hold and disburse any dividends and distributions and to have and perform in respect of all original issues and transfers of shares,

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dividends and distributions and reports and communications to stockholders,  the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland corporation.

                                   ARTICLE IX
                            GENERAL CORPORATE MATTER

    Section 9.1. TAX STATUS. It is intended that the Corporation shall qualify as a REIT under the REIT Provisions of the Internal Revenue Code during such period as the Board of Directors shall deem advisable to qualify the Corporation. The failure of the Corporation to qualify as a REIT or the loss of such status shall not render the Board of Directors liable to the stockholders or to any other Person or operate in any manner to dissolve the Corporation.

    Section 9.2. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

    Section 9.3. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.

    Section 9.4. CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the Board of Directors or within the agency power of any officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

    Section 9.5. REPRESENTATION OF SHAREHOLDINGS. The Chairman, Vice-Chairman and the Secretary or Assistant Secretary or any person authorized by resolution of the Board of Directors is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation, business trust or other entities, foreign or domestic, standing in the name of the Corporation. The authority herein granted may be exercised in person or by proxy.

    Section  9.6.   CONSTRUCTION AND DEFINITIONS.   Unless  the context requires
otherwise, the general provisions, rules of construction and definitions in the Maryland Corporation Law shall govern the construction of these Bylaws.

    Section 9.7. SEAL. The Corporation's seal shall be in such form as is required by law and as shall be approved by the Board of Directors.

                                   ARTICLE X
                                   AMENDMENTS

    Section 10.1. AMENDMENTS. The power to adopt, amend, repeal or rescind in whole or part these Bylaws is solely and exclusively vested in the Board of Directors. The stockholders shall have no power to adopt, amend, repeal or rescind any part of the Bylaws of the Corporation.

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